            clyvia
CLYVIA TECHNOLOGY GMBH

Clyvia Technology GmbH
Friedrich-List-Allee 10
D-41844 Wegberg-Wildenrath
Tel.: +49 2432 89 36 26
Fax: +49 2432 89 36 25
Email: info@clyvia-tec.com
www.clyvia-tec.com

Clyvia Technology GmbH Friedrich-List-Allee 10 D-41844 Wegberg-Wildenrath

Energy Recycling Systems SARL
1 Allee Blanc Soleil
Monsieur Vallat
78121 CRESPIÈRES
France

Wegberg, April 25th, 2006

Re:      Non-exclusive Licence for the Countries Poland and Russia

Dear Mr. Vallat,

As per our telephone conversation, we have entered into an exclusive distribution contract with Focus for 50 km of the Baltic Sea coast of Poland and Russia.

You have agreed not to distribute along this coast. Therefore you retain the non-exclusive licence for Poland and Russia, however, with the exclusion of the 50 km of coast.

Please countersign this letter to indicate your acknowledgement and send back one original to us.

Yours truly,

Clyvia Technology GmbH

[Signature]
Manfred Sappok
Managing Director

[Signature]
Energy Recycling Systems SARL

Managing Directors:
Dr. Manfred Sappok
Dieter Wagels
Commercial Register Mönchengladbach
HRB 11047

Revenue office Erkelenz
Tax no.: 208/5702/0689

Banking information:
Sparkasse Krefeld
(Branch code 320 500 00)
Account no.: 85 340